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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):                 July 12, 2000
                                                     ---------------------------

                               SAPIENT CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-28074                                  04-3130648
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     (Commission File Number)                 (IRS Employer Identification No.)


One Memorial Drive, Cambridge, Massachusetts                02142
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  (Address of Principal Executive Offices)                (Zip Code)


                                 (617) 621-0200
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               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.       OTHER EVENTS.

         On July 12, 2000, Sapient Corporation (the "Company") filed a Certificate of Amendment of its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The amendment increases the number of shares of the Company's authorized common stock from 100,000,000 shares to 200,000,000 shares. A copy of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.





ITEM 7.       FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c)      EXHIBITS.

              See Exhibit Index attached hereto.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2000

                                            SAPIENT CORPORATION



                                            By:  /s/ Edward G. Goldfinger
                                               ---------------------------------
                                            Edward G. Goldfinger
                                            Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER           DESCRIPTION
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      3                  Certificate of Amendment of Amended and Restated
                         Certificate of Incorporation.



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